Exhibit 99.1

May 2019 Investor Presentation

This document contains, and future oral and written statements of QCR Holdings (the “Company”) and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”). FORWARD-LOOKING STATEMENTS These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. NON-GAAP FINANCIAL MEASURES

Corporate Overview

Collaboration Achievement Personal Responsibility Innovation Fulfillment Our Values – LIVED AND EXPECTED OF ALL AT QCRH We work to win. In order to win over our clients with outstanding service, we strive to achieve more than we have done in the past and to achieve more than our competitors. We learn from each other. Collaboration enables us to be both decentralized and centralized at the same time, and also helps build leadership, cooperation and trust. We own it. Our staff takes personal responsibility to help their communities and, on a daily basis, our clients experience the commitment and follow-through of every dedicated employee. We make it better. Just as our local charters provide simplicity to meet our clients’ need, we are continually striving to improve our banking products to make them simple and accessible. We have fun. We are known for employing the best people through a workplace filled with respect and fulfillment, including a work-life balance and a healthy dose of fun. Our Values Create What We Strive for Daily A Culture of High Performance

Local charters provide a competitive advantage Strong, centralized risk management function Efficient centralized group operations Strong credit and asset quality Consistent adjusted net income growth High touch service approach Serving attractive Midwest markets Significant expansion opportunities a relationship driven organization.®

Corporate Overview Assets: $5.1 Billion Loans: $3.8 Billion Deposits: $4.2 Billion Wealth Management: $4.6 Billion $2.9 Billion in Trust Accounts $1.7 Billion in Brokerage Accounts / RIA Shares Outstanding: 15.8 Million Ownership (as of 12/31/18): Institutional & Mutual Funds 60% Insiders & Benefit Plans 13% QCR Holdings (NASDAQ: QCRH) – Founded in 1993 Headquartered in Moline, IL and operating five locally managed and governed charters, supported by a centralized operational team Lines of Business: Full-service commercial and consumer banking Correspondent banking Commercial lease financing Trust and wealth management services Source: S&P Global Market Intelligence and Company documents. Data as of March 31, 2019 unless otherwise noted. 4 STATES 5 CHARTERS 26 BRANCHES 800 EMPLOYEES 1 FAMILY

Executive Leadership Transition Larry J. Helling Over 30 years of commercial banking experience Founding member and CEO of Cedar Rapids Bank & Trust QCR Holdings, Inc. Board Director since 2001 Oversight responsibility for specific product lines and services Specialty Finance Group Municipal Finance and Government Guaranteed Lending Tax Credit Lending Interest Rate Swap Products and Services m2 Lease Funds Todd A. Gipple Over 30 years of commercial banking and financial accounting experience Joined QCR Holdings in 2000 QCR Holdings Board of Directors since 2009 Appointed Chief Financial Officer in 2000 Appointed Chief Operating Officer in 2008 Effective May 23, 2019, Larry J. Helling will become Chief Executive Officer of the Company and Todd A. Gipple will become President, in addition to his current roles of Chief Operating Officer and Chief Financial Officer

THE VALUE OF SEPARATE CHARTERS Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18). Our five distinct, yet similar, operating charters enable us to customize client solutions by market Managed and governed by local veteran bankers and boards with strong community ties and expertise High touch service delivered by knowledgeable professionals Strong community involvement with high employee participation Local decisions and solutions Local autonomy has led to favorable relative performance metrics Loan growth Credit and asset quality Deposit growth Focus on growing deposit market share #1 deposit share in two markets Within top 15 deposit share in all five markets Ample opportunities to expand products and services across footprint Specialty lending & leasing Correspondent banking Wealth management

MISSOURI ILLINOIS IOWA WISCONSIN HISTORY OF EXPANDING INTO ATTRACTIVE MARKETS 1993 QCR Holdings founded by Michael A. Bauer and Douglas M. Hultquist - $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) Quad City Bank & Trust acquires m2 Lease Funds, LLC 2001 Cedar Rapids Bank & Trust (De Novo) 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield Bancshares, Inc. merger Bates Companies acquisition 3 Bank Locations $0.1B Deposits #11 Market Share 5 Bank Locations $1.0B Deposits #1 Market Share 2 Bank Locations $0.4B Deposits #8 Market Share 5 Bank Locations $1.3B Deposits #1 Market Share 10 Bank Locations $0.6B Deposits #8 Market Share 1 Bank Locations $0.4B Deposits #7 Market Share 1 Locations $0.2B Assets Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18).

STRONG MARKET SHARE IN ATTRACTIVE MSA’S * MSAs include Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Rockford-IL, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/18. Davenport-Moline-Rock Island, IA-IL Cedar Rapids, IA Des Moines-West Des Moines, IA Springfield, MO Rockford, IL Waterloo-Cedar Falls, IA International headquarters for Deere & Company Ranked 16th in the nation for high-tech job growth Top 10 Advanced Manufacturing Community Top 10 Best Places for Starting a Small Business (2015) Top 100 Places to Live (Livability 2016) #15 Most Popular Cities in America to Relocate to (2018) Ranked #1 Best City for the Middle Class (2016) 81 insurance companies are headquartered in Des Moines (2017) Ranked in the Top Ten Places to Live in the U.S. (2017) Illinois’ fourth largest city #4 of The Best Locations to Work in Manufacturing Top 15 “Best Places to Move to in the U.S. (Before They Get Too Crowded)” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults O’Reilly Auto Parts and Bass Pro Shops headquarters First Gigabit city in Iowa and one of eight in the U.S. Cost of living us 8% below the national average Waterloo named a 2015 All-Star Community by the Iowa League of Cities Deposit Market Share in Our Current MSAs* Top 20 Banks Total Active Branches 2018 Total Deposits 2018 ($000) Wells Fargo & Co. 43 5,307,066 U.S. Bancorp 61 3,842,743 QCR Holdings Inc. 26 3,776,291 BTC Financial Corp. 22 2,900,459 Principal Bank 1 2,462,866 Bank of America Corp. 8 1,677,138 West Bancorp. Inc. 8 1,626,344 Great Southern Bancorp Inc. 30 1,579,639 Commerce Bancshares Inc. 11 1,229,448 Central Banco. Inc. 22 1,117,430 Midland States Bancorp Inc. 16 1,087,502 Great Western Bancorp Inc. 13 1,084,368 Blackhawk Bancorp. Inc. 17 964,357 JPMorgan Chase & Co. 8 798,233 FSB Financial Services Inc. 8 702,772 Associated Banc-Corp 6 669,065 BNP Paribas SA 15 650,199 Lincoln Bancorp 8 644,917 Neighbor Insurance Agency Inc. 9 619,428 Guaranty Federal Bancshares Inc. 10 612,401 Ranked 3rd in overall deposit market share in our current MSAs*

UNIQUE AND DIVERSIFIED PRODUCTS AND SERVICES QCR Holdings Business Lines Trust administration Brokerage accounts and asset management Financial planning 3/31/19 AUM: $4.6B Competitive deposit products Bank stock loans Safekeeping and cash management services 196 correspondent banking relationships Commercial & retail banking services Treasury management & depository products Small ticket lease financing (m2 Lease Funds) Fee-Based Businesses Commercial Banking Correspondent Banking Wealth Management 1Q19 Net Interest Income: $36.9mm 75% of Total Revenue 1Q19 Noninterest Income: $12.0mm 25% of Total Revenue Commercial loan fixed-floating rate swaps SBA & USDA secondary market sales 1Q19 swap & loan sale income: $3.2M Specialty Finance Group Source: Company documents. Data as of or for the first quarter ended 3/31/19.

Ongoing emphasis on gains on sale of USDA and SBA loans, and fee income on Swaps, as a more significant and consistent component of core revenue STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE Loan & Lease Growth Grow Core Deposits Fee Income Grow Wealth Management Manage Noninterest Exp Maintain Asset Quality Be an Acquirer Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73-78% Maintain focus on growing core deposits to maintain reliance on wholesale funding at less than 15% of assets Grow wealth management net income by 10% annually Carefully manage noninterest expense growth Maintain asset quality metrics at better than peer levels Participate as an acquirer in the consolidation taking place in our industry to further boost profitability, improve efficiency, and increase EPS Source: Company documents.

Financial Highlights

A CONSISTENT TRACK RECORD OF ASSET GROWTH CAGR From 2013-2018: 15.3% Asset growth has been driven by a combination of organic growth and strategic acquisitions Source: S&P Global Market Intelligence and Company documents. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2013: Community National Bancorporation ($288) 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) Asset Distribution by Charter as of 3/31/19 ($MM) Total Consolidated Assets ($B) $2.4 $2.5 $2.6 $3.3 $4.0 $4.9 $5.1 61.0% 64.6% 69.3% 72.9% 74.4% 75.4% 75.0% 2013 2014 2015 2016 2017 2018 3/31/19 Total Assets Total Loans & Leases/Total Assets $1,660.4 32.9% $1,446.6 28.7% $785.1 15.5% $638.5 12.7% $513.0 10.2% Quad City Bank and Trust Cedar Rapids Bank and Trust Community State Bank Springfield First Community Bank Rockford Bank and Trust

DEPOSIT GROWTH DRIVEN BY CORE DEPOSITS $ in billions CAGR From 2013-2018: 20.1% Core Deposits(1) Represent Approximately 93% of Total Deposits as of 3/31/19 Organic deposit growth CAGR was 11.5% from 2013-2018 Source: S&P Global Market Intelligence and Company documents. (1) Core deposits are defined as total deposits less brokered deposits.

COST OF DEPOSITS OVER TIME Historical Cost of Deposits Source: S&P Global Market Intelligence and Company documents. Note: Deposit betas defined as the change in the cost of interest bearing deposits over the change in the Fed Funds rate. Cumulative deposit beta is calculated based on the period from 3Q15 to 1Q19. N/A Quarterly Deposit Beta: 23.8% 42.4% N/A 10.9% 43.1% 84.6% 55.1% QCRH Cumulative Deposit Beta: 53% 73.4% Peer Group #2 Cumulative Deposit Beta(2): 33% Peer Group #1 Cumulative Deposit Beta(1): 46% Includes major exchange traded banks and thrifts nationwide with MRQ total assets between $1B - $10B and have deposits / branch greater than $100M. Includes major exchange traded banks and thrifts nationwide with MRQ total assets between $1B - $10B and with commercial loans greater than 70% of their total loan portfolio. QCRH Cumulative Deposit Beta: 51.5% 1.00% 1.25% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.50% 0.33% 0.42% 0.49% 0.52% 0.60% 0.78% 0.91% 1.06% 1.23% 0.47% 0.57% 0.66% 0.69% 0.80% 1.01% 1.15% 1.33% 1.53% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Fed Funds Rate QCRH Cost of Total Deposits QCRH Cost of IB Deposits

LOAN GROWTH DRIVEN BY COMMERCIAL LENDING $ in billions(2) Organic loan growth CAGR was 12.6% from 2013-2018 CAGR From 2013-2018: 19.8% Commercial Loans(1) Represent Approximately 89% of the Loan Portfolio as of 3/31/19 Source: S&P Global Market Intelligence and Company documents. Includes Commercial & Industrial, Commercial RE and Direct Financing Leases. Loan composition excludes deferred loan/lease origination costs, net of fees.

ASSET QUALITY $26.4 million Classified Loans & NPAs / Assets Nonperforming Assets Composition as of 3/31/2019 $ in millions Management remains focused on maintaining excellent asset quality and resolving problem assets Source: S&P Global Market Intelligence and Company documents. 50.8% 34.6% 14.4% 0.2% Nonaccrual Loans/Leases - 50.8% Other Real Estate Owned & Repossessed Assets - 34.6% Troubled Debt Restructures - Accruing - 14.4% Accruing Loans/Leases 90+ Days PD - 0.2% $43.5 $35.7 $28.0 $49.0 $43.7 $28.6 $43.7 1.28% 1.31% 0.74% 0.82% 0.81% 0.56% 0.52% 2013 2014 2015 2016 2017 2018 3/31/19 Classified Loans NPA's / Assets (%)

Source: S&P Global Market Intelligence and Company documents. Note: Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/12/19. Peer metrics reflect the median of the peer group. Proxy peers financial data as of 12/31/18. STRONG CREDIT CULTURE SUPPORTED BY HIGH LEVELS OF RESERVES Reserves / Loans (%) Reserves / NPLs (%) 2018Q3 reserve level factoring in remaining discount: 1.57%(1) Page 53 of 10-Q Reserve level factoring in remaining discount: CDI: 3440076 Trups: 2576825 1841385 $0.7 $10.1 $8.1 $11.6 Amount of remaining loan discount ($MM): (1) (1) $10.4 223% 145% 184% 215% 238% 169% 139% 143% 137% 137% 2015 2016 2017 2018 3/31/19 QCRH Proxy Peers 1.45% 1.28% 1.16% 1.07% 1.08% 1.14% 1.04% 1.04% 0.99% 0.99% 2015 2016 2017 2018 3/31/19 QCRH Proxy Peers

Predictable and diversified fee income streams complement net interest income STRONG REVENUE GROWTH AND ATTRACTIVE MIX $ in millions CAGR From 2013-2018: 15.1% Key Components of Fee Income: Wealth Management ($4.6 billion in assets under administration as of 3/31/19) Correspondent banking (196 relationships as of 3/31/19) SBA & USDA guaranteed loan sales Swap fee income Source: S&P Global Market Intelligence and Company documents. (1) TTM (trailing twelve months) represents the twelve months ended 3/31/19. (1)

CONSISTENT IMPROVEMENT IN SHAREHOLDER RETURNS Net Income(1) $ in millions Adj. EPS(2) Adj. Net Income CAGR From 2013-2018: 36.3% 22.6% Source: Company documents. Adjusted net income to common shareholders (non-GAAP) – see appendix slide 36 for reconciliation of GAAP net income to adjusted net income. Adjusted earnings per diluted share (non-GAAP) – see appendix slide 36 for reconciliation of GAAP EPS to adjusted EPS. Y-o-Y Adj. Net Income Growth: $9.9 $13.8 $20.9 $29.4 $36.3 $46.4 $10.6 $13.0 $1.75 $1.72 $1.99 $2.31 $2.66 $3.08 $0.75 $0.82 2013 2014 2015 2016 2017 2018 YTD 3/31/18 YTD 3/31/19

HISTORICAL PROFITABILITY METRICS Source: S&P Global Market Intelligence and Company documents. Non-GAAP – see appendix slide 36 for reconciliation. Adjusted NIM excludes accretable yield (non-GAAP) – see appendix slide 35 for reconciliation of GAAP NIM to adjusted NIM. Non-GAAP – see appendix slide 35 for reconciliation. Tax Equivalent Net Interest Margin (%) Efficiency Ratio (%)(3) Adjusted ROAA (%)(1) (2) 0.56% 0.61% 0.82% 1.03% 1.03% 1.06% 1.06% 1.05% 2013 2014 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 2.98% 3.12% 3.36% 3.61% 3.63% 3.48% 3.57% 3.31% 3.03% 3.15% 3.37% 3.75% 3.78% 3.62% 3.64% 3.40% 2013 2014 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 Adjusted NIM (TEY) NIM (TEY) 72.0% 72.6% 72.7% 64.9% 66.5% 64.8% 63.2% 66.3% 2013 2014 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 5.00% 3.15% 3.37% 3.75% 3.78% 3.62% 2013 2014 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 NIM (TEY) Adjusted NIM (TEY)

Carefully manage noninterest expense growth (year-over-year) Strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73%-78% Focus on growing core deposits to maintain reliance on wholesale funding to less than 15% of assets Generate gains on the sale of USDA and SBA loans, and fee income on interest rate swaps, as a significant and consistent component of core revenue ($8-12 million annually) Grow wealth management net income by 10% annually Maintain asset quality metrics at better than peer levels EXECUTION ON STRATEGIC INITIATIVES Loans / Assets Wholesale Funding Fee Income Streams Grow Wealth Management NPAs / Assets 3/31/2019 75.0% at 3/31/19 11.9% at 3/31/19 $12.9 million annualized in Q1’19 6.6% of core revenue 0.52% at 3/31/19 Peer average(1) of 0.62% Annualized net income growth of 50% in Q1’19 Added 70 new relationships Manage Noninterest Expense Up 25% YoY, primarily due to the acquisition of SFC Bank and the Bates Companies Down 11% from Q4’18 Source: S&P Global Market Intelligence and Company documents. Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/12/19. Proxy peers financial data as of 12/31/18. Grow wealth management income by more than 10% annually

Appendix

Source: S&P Global Market Intelligence and Company documents. Non-GAAP – see appendix slide 37 for reconciliation. Non-GAAP – see appendix slide 36 for reconciliation. HISTORICAL FINANCIALS ($ in millions) Years Ended December 31, Nine Months Ended September 30, 2012 2013 2014 2015 2016 2017 2017 2018 Interest income $ 77.4 $ 81.9 $ 86.0 $ 90.0 $ 106.5 $ 135.5 $ 97.6 $ 130.2 Interest expense 19.7 17.8 16.9 13.7 12.0 19.5 13.4 27.4 Net interest income 57.6 64.1 69.1 76.3 94.5 116.1 84.3 102.8 Provision for loan/lease losses 4.4 5.9 6.8 6.9 7.5 8.5 6.2 11.1 Non-interest income 19.0 26.8 21.3 24.4 31.0 30.5 20.8 26.3 Non-interest expense (1) 54.6 65.5 65.6 73.2 81.5 97.4 66.1 82.7 Income tax expense 4.5 4.6 3.0 3.7 8.9 4.9 6.9 5.5 Net income attributable to QCR Holdings common stockholders 9.1 11.8 13.9 16.9 27.7 35.7 25.8 29.8 Core net income attributable to QCR Holdings common stockholders (2) 9.1 11.8 13.8 20.9 29.4 36.3 26.4 31.9 PER COMMON SHARE DATA EPS 1.85 2.08 1.72 1.61 2.17 2.61 1.91 2.02 Core EPS (2) 1.85 2.08 1.72 1.99 2.31 2.66 1.96 2.16 Cash dividends declared 0.08 0.08 0.08 0.08 0.16 0.20 0.15 0.18 Dollars in Millions Year Ended, 3 Months Ended March 31, 2014 2015 2016 2017 2018 2018 2019 Balance Sheet: Total Assets 2,525 2,593 3,302 3,983 4,950 4,026 5,067 Total Loans 1,630 1,798 2,405 2,964 3,733 3,055 3,799 Deposits 1,680 1,881 2,669 3,267 3,977 3,280 4,194 Tangible Common Equity(1) 139 221 264 316 378 323 394 Profitability: Net Income as Reported 15.0 16.9 27.7 35.7 43.1 10.6 12.9 Adjusted ROAA(2) 0.61% 0.82% 1.03% 1.03% 1.06% 1.06% 1.05% Net Interest Margin (TEY) 3.15 3.37 3.75 3.78 3.62 3.64 3.40 Efficiency Ratio 72.55 72.71 64.9 66.48 64.77 63.17 66.33 Asset Quality: NPAs / Total Assets 1.31% 0.74% 0.82% 0.81% 0.56% 0.77% 0.52% NPAs / Loans + OREO 2.01 1.06 1.12 1.08 0.75 1.01 0.69 Reserves / Total Loans 1.42 1.45 1.28 1.16 1.07 1.20 1.08 NCOs / Average Loans 0.34 0.22 0.14 0.19 0.21 0.01 0.02 Capital Ratios: Tang. Common Equity / Tang. Assets(1) 5.52% 8.55% 8.04% 8.01% 7.78% 8.10% 7.92% Leverage Ratio 7.62 9.75 9.1 8.98 8.87 9.08 8.87 Tier 1 Capital Ratio 9.52 11.88 10.46 10.14 9.77 10.21 9.84 Total Capital Ratio 10.91 13.11 11.56 11.15 10.69 11.25 12.22

capital ratios The following illustrates the impact of the $65 million subordinated debt raise completed on February 12, 2019 on the Company’s consolidated capital ratios 8.0% 9.0% 9.1% 10.1% 11.2% 7.8% 8.9% 8.9% 9.8% 10.7% 7.9% 8.9% 9.0% 9.8% 12.2% TCE / TA Tier 1 Leverage CET1 Tier 1 Capital Total Capital 12/31/2017 12/31/2018 3/31/2019

QUAD CITY BANK & TRUST John H. Anderson, President & CEO Assets: $1.66 Billion1 (as of 3/31/19) Population: 382,013 Market Deposits: $8.2 Billion Ranked 1st with 15.6% market share and over $1.28 billion in deposits in Davenport-Moline-Rock Island MSA Finalist 2013 and 2014 – Quad Cities Best Place to Work Finalist 2015 ABA Volunteer Finalist Award Finalist 2015 Be Healthy QC Award Major Employers Rock Island Arsenal Deere & Company Genesis Health System HNI Corporation / The Hon Company / Allsteel UnityPoint Health - Trinity Tyson Fresh Meats Arconic (formerly Alcoa) Kraft-Heinz 3M Excelon Hy-Vee International Headquarters for Deere & Company The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States Arconic (formerly Alcoa) (Quad Cities) is the world’s premier aerospace supply plant – the hub of Alcoa’s $3B aerospace business. Announced $1B, multi-year contract with Airbus in Nov 2016 Kraft-Heinz constructed $203MM state-of-the-art production facility in northwest Davenport Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs Ranked 16th in the nation for high-tech job growth Ranked as a Top 50 Military Friendly Community Top 5 Defense Community Top 10 Advanced Manufacturing Community 1 Includes the assets of m2 Lease Funds, as this entity is wholly-owned and consolidated with the bank. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Quad City Bank & Trust 5 1,283.8 15.61% 2. Wells Fargo & Co. 12 1,280.6 15.58% 3. Blackhawk Bancorp. Inc. 17 964.4 11.73% 4. U.S. Bancorp 11 653.3 7.95% 5. Triumph Bancorp Inc. 10 478.9 5.82% 6. Orion Bancorp. Inc. 8 383.0 4.66% 7. First Midwest Bancorp Inc. 5 352.5 4.29% 8. AmBank Holdings Inc. 6 250.9 3.05% 9. Central Banc Inc. 3 240.2 2.92% 10. Modern Woodmen of America 1 223.7 2.72% Deposit Market Share * Millions of dollars, as of 6/30/18, Davenport-Moline-Rock Island, IA-IL, MSA. Note: Modern Woodmen of America’s deposits were acquired by Axos Bank on March 15, 2019. The deposit market share depicted in the chart is historical data as of 6/30/18. Quad Cities Highlights

CEDAR RAPIDS BANK & TRUST Larry J. Helling, CEO James Klein, President Assets: $1.45 Billion1 (as of 3/31/19) Population: 273,208 Market Deposits: $5.9 Billion Ranked 1st with 16.4% market share and over $970 million in deposits in Cedar Rapids MSA 2018 Top Workplace in Iowa by the Des Moines Register 2018 Best of the Corridor in bank segment by CBJ 2017 Gazette Business Excellence Award Financial Inst. Category 2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids Top 3 - 2016 Corridor Business Journal Worksite Wellness Award Top 200 Healthiest Banks in America (Deposit Accounts 2016) Major Employers Collins Aerospace Transamerica Unity Point Health – St. Luke’s Mercy Medical Center Whirlpool Corporation Kirkwood Community College Nordstrom Direct Pearson MCI Quaker Food and Snacks General Mills Cedar Rapids Community Schools Archer Daniels Midland Ranked #15 Most Popular Cities in America to Relocate to (2018) Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel CRST International constructed 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016 Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station Top 10 Best Affordable Places to Live (2016) Top 10 Best Places for Starting a Small Business (2015) Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com The largest corn-processing city in the world The second largest producer of wind energy in the United States Top 100 Places to Live (Livability 2016) Top 10 Most Liveable Medium-Sized Cities (2015) Ranked #1 in the Best Cities for Children (SmartAsset 2015, 2016, 2017) Cedar Rapids Highlights Deposit Market Share 1 Includes the assets of Community Bank & Trust Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Cedar Rapids Bank & Trust 5 970.5 16.43% 2. U.S. Bancorp 9 788.9 13.35% 3. Wells Fargo & Co. 9 693.5 11.74% 4. Neighbor Insurance Agency Inc. 9 619.4 10.48% 5. Hills Bancorp. 7 438.4 7.42% 6. BTC Financial Corp. 3 262.2 4.44% 7. Dunn Investment Co. 5 201.8 3.42% 8. Country Bancorp. 5 148.7 2.52% 9. NXT Bancorp. Inc. 3 145.1 2.46% 10. Fidelity Ban Corp. 3 134.0 2.27% * Millions of dollars, as of 6/30/18, Cedar Rapids, IA, MSA

ROCKFORD BANK & TRUST Thomas D. Budd, President & CEO Assets: $513 Million (as of 3/31/19) Population: 336,116 Market Deposits: $6.2 Billion Ranked 7th with 6.1% market share and $376 million in deposits in Rockford MSA Major Employers Fiat Chrysler Automobiles Mercyhealth Rockford Public Schools SwedishAmerican Health System OSF Healthcare UPS Collins Aerospace Woodward PCI – Packaging Coordinators Inc. Wal-Mart Stores Top 15 “Best Places to Move to in the U.S. (Before They Get Too Crowded)” Mercyhealth opened the Javon Bea Hospital and Physician Clinic, a $505 million state-of-the-art regional health care facility. AAR’s (a global aftermarket solutions company with 6,000+ employees in 20+ countries) announces new partnership with Rock Valley College to enhance aviation maintenance instruction and students’ career prospects. Rockford Airport beats 2017 records with nearly a 22 percent increase through the first 10 months of 2018. Amazon expands Amazon Air operation at the Rockford airport. Fiat Chrysler Belvidere plant to invest $350MM to retool for Jeep Cherokee production generating new jobs for 300 people Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs Downtown revitalization – 160 room, $87.5MM hotel and convention center developed by Gorman & Co. set to open in 2020 Riverfront sports complex, $25MM, 115,000 sq/ft one of the largest in the Midwest; opened 2016 Fourth largest city in Illinois conveniently located a short 60-minute drive to Chicago’s O’Hare International Airport, and only 90 minutes from downtown Chicago, Milwaukee and Madison. Selected #4 of The 10 Best Locations to Work in Manufacturing by Industry Week Rockford Highlights Deposit Market Share Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Midland States Bancorp** 18 1,087.5 17.68% 2. JPMorgan Chase Bank 6 702.7 11.42% 3. Associated Bank 6 669.1 10.88% 4. BMO Harris Bank 10 595.4 9.68% 5. Illinois Bank & Trust 4 481.4 7.83% 6. Blackhawk Bank 5 415.1 6.75% 7. Rockford Bank & Trust 2 376.2 6.12% 8. PNC Bank 7 338.7 5.51% 9. Northwest Bank of Rockford 5 240.4 3.91% 10. U.S. Bancorp 6 238.4 3.88% *Millions of dollars, as of 6/30/18, Rockford-IL, MSA ** Formerly known as Alpine Bank & Trust. Midland States Bancorp acquired Alpine effective 2/28/18

COMMUNITY BANK & TRUST Stacey J. Bentley, President & CEO Deposits: $110 Million (as of 6/30/18) Population: 174,244 Market Deposits: $1.7 Billion Ranked 7th with 5.3% market share and over $110 million in deposits in Black Hawk County 2016 and 2017 Employer of Choice – Courier Communications Major Employers John Deere Waterloo Operations Tyson Fresh Meats Wheaton Franciscan Healthcare Unity Point Health University of Northern Iowa Hy-Vee Food Store Waterloo Community Schools Omega Cabinets, Ltd Bertch Cabinet Manufacturing Target Regional Distribution Waterloo/Cedar Falls Highlights Cost of living is 2.2% below the national average First Gigabit City in Iowa Six higher education institutes Waterloo named one of 22 cities where you can retire on $1500 a month (Reader's Digest, March 2019) Waterloo named in top 10 cities to buy your first home (Realtor.com, February 2019) Waterloo/Cedar Falls top 10 job markets in the U.S. (Zippia, May 2018) Waterloo/Cedar Falls Best 22 Mfg intensive communities in the US (UpJohn, May 2018) Cedar Falls top 10 places to retire (24/7 Wallstreet, April 2018) Cedar Falls High School 7th in Iowa (US News & World Report, 2018) Deposit Market Share (Black Hawk County) Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices Deposits* Market Share 1. Farmers State Bank 7 611.0 29.41% 2. U.S. Bancorp 6 352.1 16.95% 3. Wells Fargo Bank 3 236.3 11.37% 4. Regions Bank 3 178.2 8.58% 5. Lincoln Savings Bank 4 156.1 7.51% 6. BankIowa of Cedar Rapids 3 123.3 5.94% 7. Community Bank & Trust 3 110.2 5.30% 8. First Security State Bank 2 79.7 3.84% 9. First National Bank 1 79.2 3.81% 10. MidWestOne Bank 2 57.6 2.77% * Millions of dollars, as of 6/30/18, Black Hawk County

COMMUNITY STATE BANK Kurt A. Gibson, President & CEO Assets: $785 Million (as of 3/31/19) Population: 682,877 Des Moines/West Des Moines MSA Market Deposits: $18.7 Billion Ranked 8th with 3.2% market share and $627 Million (12/31/18) in deposits in Des Moines – West Des Moines MSA 2018 Voted Best Bank in Ankeny (Des Moines Register) Major Employers (Des Moines & Ankeny) UnityPoint Health Principal Financial Group Hy-Vee, Inc. Mercy Medical Center Nationwide Corteva Agriscience, Agriculture Division of DowDuPont Kum & Go Wellmark Blue Cross and Blue Shield John Deere Des Moines Works Bridgestone Americas Tire Operations Casey’s General Stores Inc. Tones Spices/Division of AH Food Co., Inc. On average, seven people move to Ankeny each day. (2018) (City of Ankeny) More people are moving to Ankeny than any other community in Iowa. (2018) (City of Ankeny) Ankeny’s population has more than doubled in 16 years. (U.S. Census Bureau) 4th out of the 15 fastest-growing cities with population of 50,000+ in the United States (2018) (U.S. Census Bureau) Top 10% of Best Small Cities to Live in America (2018) (WalletHub) #1 Most Popular City for Millennial Homebuyers (2018) (Lending Tree) #2 City to Work in Tech (2018) (SmartAsset) #4 Best Place to Live (2018) (U.S. News & World Report) #4 Top City with a Low Cost of Living and High Quality of Life (2018) (BadCredit.org) #7 Best Place for Business and Careers (2018) (Forbes) #8 Best City to Find Small Business Jobs (2018) (ZipRecruiter) #8 Best Job Market for 2018 (2018) (ZipRecruiter) One of “5 Up-and-Coming Tech Hotspots” (2018) (Livability) One of “12 Surprisingly Great Places to Retire in the Midwest” (2018) (Kiplinger) Average annual population growth rate of 2% (similar to Nashville, Portland and Denver) Cost of doing business is 17% lower than the national average (Moody’s Analytics) 81 insurance companies headquartered in Des Moines Recent Projects in Greater Des Moines: Apple (Data Center) - $1.4B, Facebook (Data Center) - $3B, Microsoft (Data Center) - $3.5B, DuPont Pioneer (Biosciences) - $500M, Principal (Financial Services) - $400M Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Des Moines (Metro) Highlights Ankeny Highlights Deposit Market Share Institution Name Offices in MSA Deposits* Market Share 1. Wells Fargo & Co. 18 2,937.4 15.73% 2. BTC Financial Corp. 19 2,638.3 14.13% 3. Principal Bank 1 2,462.9 13.19% 4. West Bancorp. Inc. 8 1,626.3 8.71% 5. U.S. Bancorp 15 1,188.6 6.36% 6. Bank of America Corp. 3 1,019.8 5.46% 7. Great Western Bancorp Inc. 9 941.5 5.04% 8. Community State Bank 10 596.3 3.19% 9. BNP Paribas SA 12 531.3 2.84% 10. Stark Bank Group Ltd. 6 388.8 2.08% * Millions of dollars, as of 6/30/18, Des Moines/West Des Moines-IA, MSA

SFC BANK Robert C. Fulp, CEO Monte C. McNew, President Assets: $639 Million (as of 3/31/19) Population: 467,912 Springfield, MO - MSA Market Deposits: $9.9 Billion Ranked 7th with 4.4% market share and over $439 million in deposits in Springfield MSA Major Employers (Springfield) CoxHealth Systems Mercy Hospital Springfield Springfield Public School Bass Pro Shops Tracker Marine – Headquarters Walmart & Sam’s Club Missouri State University United States Government State of Missouri Jack Henry & Associates O’Reilly Auto Parts – Headquarters EFCO - Headquarters Population: 167,653 Median Household Income: $38,489 Cost of Living Index (US =100): 86.2 Median Home Value: $109,500 Households: 74,248 Median Age: 35 25% population growth from 2000-2017 or 1.5% annual population growth Springfield’s gross metro product has grown more than 28% since 2011 Springfield is the economic hub of an area that spans 27 counties and encompasses more than 1MM people Third-largest city in the state of Missouri and county seat of Greene County 3.1% unemployment rate in July 2018 Significant national brands including O’Reilly Auto Parts and Bass Pro Shops headquartered in Springfield Home to Missouri State University, Drury University and Evangel University Springfield metro workforce has grown more than 7.4% in the past 10 years Known as the “Queen City of the Ozarks” and the “Birthplace of Route 66” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults Top 30 Best Cities for job growth Top 40 Business and Careers Top 100 Places to Live Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. https://www.springfieldregion.com/data/population/ & https://datausa.io/profile/geo/springfield-mo/ https://www.liveinspringfieldmo.com/work/economic-overview/ Springfield Highlights Deposit Market Share Institution Name Offices in MSA Deposits* Market Share 1. Great Southern Bancorp Inc. 20 1,337.0 13.48% 2. Commerce Bancshares Inc. 11 1,229.4 12.39% 3. Central Banco. Inc. 21 1,117.4 11.26% 4. Guaranty Federal Bancshares Inc. 10 612.4 6.17% 5. Bank of America Corp. 4 570.7 5.75% 6. OakStar Bancshares Inc. 5 540.2 5.45% 7. SFC Bank 1 439.3 4.43% 8. U.S. Bancorp 13 419.6 4.23% 9. Simmons First National Corp. 9 371.1 3.74% 10. JamesMark Bancshares Inc. 5 334.6 3.37% * Millions of dollars, as of 6/30/18, Springfield, MO - MSA

Offered through four of our five community bank subsidiaries with opportunities to expand in Des Moines and Springfield, MO markets Corporate and personal trusts Custody services Investment advisory and wealth management services Trust operations services marketed to correspondent banking clients Long-term Goals Grow wealth management income by more than 10% annually Revenue growth of 31.3% (Bates Companies closed on 10/1/18) WEALTH MANAGEMENT Highlights Assets Under Administration ($ Billions) Source: Company documents. Total Wealth Management Revenue ($ Millions) 31.3% Y-o-Y Revenue Growth: CAGR Since 2013: 15.1% $4.9 $5.7 $6.1 $6.2 $7.2 $8.7 $2.2 $2.5 $2.6 $2.8 $3.0 $3.0 $3.9 $4.7 $1.0 $1.7 $7.5 $8.5 $9.1 $9.2 $11.1 $13.4 $3.2 $4.2 2013 2014 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 Trust Department Investment Advisory $1.6 $1.7 $1.7 $1.9 $2.6 $2.7 $2.9 $0.6 $0.7 $0.6 $0.9 $1.0 $1.6 $1.7 $2.2 $2.4 $2.3 $2.8 $3.6 $4.3 $4.6 2013 2014 2015 2016 2017 2018 3/31/19 Trust AUA Wealth AUM

CORRESPONDENT BANKING AND SPECIALTY FINANCE GROUP Source: Company documents. Loan Sale Income Swaps Correspondent Banking Competitively positioned with experienced staff, software systems and processes 196 relationships in IL, IA and WI with significant opportunities in MO Average deposits exceed $441M Bank stock loans Dedicated and experienced servicing and portfolio management staff with expertise in government guaranteed loans (SBA and USDA programs) Limited reliance on residential mortgage sales to drive fee income Provide interest rate swaps on select commercial loans Customer receives fixed rate loan while generating floating rate exposure plus expanding fee income stream Strong growth due to interest rate environment Swap Fee + Loan Sale Income $ millions 172 181 187 190 $ millions Relationships Specialty Finance Group 196 $1.7 $1.7 $3.1 $10.8 $1.0 $3.2 $1.3 $3.2 $1.2 $0.4 $0.3 $3.0 $4.9 $4.3 $11.2 $1.3 $3.2 2015 2016 2017 2018 YTD 3/31 2018 YTD 3/31 2019 Swap Fees GOS - Govt. Guaranteed $343 $347 $412 $417 $441 $68 $68 $73 $82 $89 2015 2016 2017 2018 YTD 3/31 2019 Average Deposits Loans

GAAP TO NON-GAAP RECONCILIATIONS *Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018. NIM (TEY) 2013 2014 2015 2016 2017 2018 2018 2019 Net interest income (GAAP) $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 142.4 $ 32.4 $ 36.9 Plus: Tax equivalent adjustment 2.6 4 4.9 6 9.2 6.6 1.4 1.8 Net interest income - tax equivalent (Non-GAAP) $ 66.7 $ 73.1 $ 81.2 $ 100.5 $ 125.3 $ 149.0 $ 33.8 $ 38.7 Less: Acquisition-related amortization / accretion included in net interest margin, net 1.1 0.7 0.4 3.7 5 5.5 0.7 1.1 Net interest income – adjusted (Non-GAAP) $ 65.6 $ 72.4 $ 80.8 $ 96.8 $ 120.3 $ 143.5 $ 33.1 $ 37.6 Average earning assets $ 2,200.3 $ 2,319.4 $ 2,406.2 $ 2,678.4 $ 3,314.8 $ 4,120.1 $ 3,759.5 $ 4,612.6 NIM (GAAP) 2.91% 2.98% 3.17% 3.53% 3.50% 3.46% 3.50% 3.25% NIM (TEY) (Non-GAAP) * 3.03% 3.15% 3.37% 3.75% 3.78% 3.62% 3.64% 3.40% NIM (Adjusted) (TEY) (Non-GAAP) 2.98% 3.12% 3.36% 3.61% 3.63% 3.48% 3.57% 3.31% EFFICIENCY RATIO Noninterest expense (GAAP) $ 65.5 $ 65.6 $ 73.2 $ 81.5 $ 97.4 $ 119.1 $ 25.9 $ 32.4 Net interest income (GAAP) $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 142.4 $ 32.4 $ 36.9 Noninterest income (GAAP) 26.8 21.3 24.4 31 30.5 41.5 8.5 12.0 Total income $ 90.9 $ 90.4 $ 100.7 $ 125.6 $ 146.5 $ 183.9 $ 40.9 $ 48.9 Efficiency ratio (noninterest expense/total income) (Non-GAAP) * 71.98% 72.55% 72.71% 64.90% 66.48% 64.77% 63.17% 66.33% For the Years Ended December 31, For the 3 Months Ended March 31, ($ in millions)

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) Nonrecurring items (post-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018. Acquisition costs were analyzed individually for deductibility. Presented amounts are tax-effected accordingly. (dollars in thousands) ADJUSTED NET INCOME (2) 2013 2014 2015 2016 2017 2018 2018 2019 Net income (GAAP) 14,938 $ 14,953 $ 16,928 $ 27,687 $ 35,707 $ 43,120 $ 10,550 $ 12,918 $ Less nonrecurring items (post-tax) (1) : Income: Securities gains, net 281 $ 60 $ 519 $ 2,985 $ (57) $ - $ - $ - $ Bargain purchase gain on Community National Bank acquisition 1,197 - - - - - - - Gains on sales of certain Community National Bank branchs 1,517 - - - - - - - Gain on sale of credit card operations, net 386 - - - - - - - Lawsuit award 289 - 252 - - - - - Total nonrecurring income (non-GAAP) 3,670 $ 60 $ 771 $ 2,985 $ (57) $ - $ - $ - $ Expense: Losses on debt extinguishment, net - $ - $ 4,671 $ 2,975 $ - $ - $ - $ - $ Acquisition costs (2) 1,778 - - 1,086 695 1,645 73 - Post-acquisition compensation, transition and integration costs - - - 677 2,802 1,647 - 106 Other non-recurring expenses - - (487) - - - - - Accrual adjustments - - 513 - - - - - Total nonrecurring expense (non-GAAP) 1,778 $ - 4,697 $ 4,738 $ 3,497 $ 3,292 $ 73 $ 106 $ Adjustment of tax expense related to the Tax Act - $ - $ - $ - $ 2,919 $ - $ - $ - $ Adjusted net income (non-GAAP) 13,046 $ 14,893 $ 20,854 $ 29,440 $ 36,342 $ 46,412 $ 10,623 $ 13,024 $ Less: Preferred stock dividends 3,168 $ 1,082 $ - $ - $ - $ - $ - $ - $ Adjusted net income attributible to QCR Holdings, Inc. common stockholders (non-GAAP) 9,878 $ 13,811 $ 20,854 $ 29,440 $ 36,342 $ 46,412 $ 10,623 $ 13,024 $ ADJUSTED EARNINGS PER COMMON SHARE Adjusted net income (non-GAAP) (from above) 9,878 $ 13,811 $ 20,854 $ 29,440 $ 36,342 $ 46,412 $ 10,623 $ 13,024 $ Weighted average common and common equivalent shares outstanding 5,646,926 8,048,661 10,499,841 12,766,003 13,680,472 15,064,730 14,205,584 15,922,940 Adjusted earnings per common share (non-GAAP) (Diluted) 1.75 $ 1.72 $ 1.99 $ 2.31 $ 2.66 $ 3.08 $ 0.75 $ 0.82 $ ADJUSTED RETURN ON AVERAGE ASSETS Adjusted net income (non-GAAP) (from above) 13,046 $ 14,893 $ 20,854 $ 29,440 $ 36,342 $ 46,412 $ 10,623 $ 13,024 $ Average Assets 2,330,604 $ 2,453,678 $ 2,549,921 $ 2,846,699 $ 3,519,848 $ 4,392,121 $ 3,994,691 $ 4,968,502 $ Adjusted return on average assets (annualized) (non-GAAP) 0.56% 0.61% 0.82% 1.03% 1.03% 1.06% 1.06% 1.05% For the Years Ended December 31, For the 3 Months Ended March 31,

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) As of and for the Year ended December 31, As of and for the Nine Months ended September 30, ($ in millions, except per share data) 2012 2013 2014 2015 2016 2017 2017 2018 Tangible Common Equity Total equity $ 140.4 $ 147.6 $ 144.1 $ 225.9 $ 286.0 $ 353.3 $ 313.0 $ 457.4 Less: Preferred Equity 53.2 29.8 - - - - - - Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible common equity $ 84.0 $ 112.6 $ 139.2 $ 221.2 $ 263.5 $ 315.9 $ 293.2 $ 367.6 Tangible book value per share $ 17.08 $ 14.29 $ 17.50 $ 18.81 $ 20.11 $ 22.70 $ 22.21 $ 23.46 Tangible Assets Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,550.5 $ 4,792.8 Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible assets $ 2,090.5 $ 2,389.8 $ 2,520.1 $ 2,588.5 $ 3,279.4 $ 3,945.3 $ 3,530.7 $ 4,703.0 Tangible common equity to tangible assets 4.02% 4.71% 5.52% 8.55% 8.04% 8.01% 8.31% 7.82% ($ in millions, except per share data) 2013 2014 2015 2016 2017 2018 2018 2019 Tangible Common Equity Total equity $147.6 $144.1 $225.9 $286.0 $353.3 $473.1 $360.4 $488.4 Less: Preferred equity 29.8 - - - - - - - Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 37.1 94.8 Tangible common equity $112.7 $139.2 $221.2 $263.5 $315.9 $377.9 $323.3 $393.6 Tangible book value per share $14.29 $17.50 $18.81 $20.11 $22.70 $24.04 $23.20 $24.98 Tangible Assets Total assets $2,395.0 $2,525.0 $2,593.2 $3,301.9 $3,982.7 $4,949.7 $4,026.3 $5,066.7 Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 37.1 94.8 Tangible assets $2,389.8 $2,520.1 $2,588.5 $3,279.4 $3,945.3 $4,854.4 $3,989.2 $4,971.9 Tangible common equity to tangible assets 4.71% 5.52% 8.55% 8.04% 8.01% 7.78% 8.10% 7.92% As of and for the 3 Months Ended March 31, As of and for the Year Ended December 31,

3551 Seventh Street Moline, IL 61265 www.qcrh.com © Copyright 2019 QCR Holdings, Inc. All Rights Reserved